GOODWILL AND OTHER INTANGIBLE ASSETS, NET (Schedule Of Estimated Future Amortization Expense) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
GOODWILL AND OTHER INTANGIBLE ASSETS, NET [Abstract]
2014	$ 9,306
2015	8,075
2016	5,761
2017	3,184
2018	182
Thereafter	532
Total other intangible assets	27,040	35,295
Amortization of intangible assets	$ 9,906	$ 2,915	$ 800